SUPPLEMENT TO PARTICIPATION AGREEMENT
                          DATED AS OF FEBRUARY 11, 2003
                 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME)

                                      AMONG

                            SCUDDER VARIABLE SERIES I
                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
                           SCUDDER DISTRIBUTORS, INC.

                                       AND

                         COLUMBUS LIFE INSURANCE COMPANY

The parties hereto agree that Schedule A of the Participation Agreement is amended to read as follows:

                                   SCHEDULE A



NAME OF SEPARATE ACCOUNT AND DATE ESTABLISHED BY BOARD OF DIRECTORS
-------------------------------------------------------------------
Columbus Life Insurance Company Separate Account 1, September 10, 1998


CONTRACTS FUNDED BY SEPARATE ACCOUNT
------------------------------------
Pinnacle Variable Universal Life
Pinnacle II Variable Universal Life
Legacy Survivorship Variable Universal Life

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IN WITNESS WHEREOF, each of the parties has caused this Supplement to be executed in its name and on its behalf by its duly authorized representative as of May 1, 2005.

         COMPANY            Columbus Life Insurance Company

                            By:
                               -------------------------------------------------

                            Title:
                                  ----------------------------------------------



         FUND               Scudder Variable Series I

                            By:
                                 -----------------------------------------------

                            Title:
                                 -----------------------------------------------



         ADVISER            Deutsche Investment Management Americas Inc.

                            By:
                                 -----------------------------------------------

                            Title:
                                    --------------------------------------------



         UNDERWRITER        Scudder Distributors, Inc.

                            By:
                                 -----------------------------------------------

                            Title:
                                    --------------------------------------------